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                SMITH BARNEY SECTOR SERIES INC. (the "Company")
                                 on behalf of
                     Smith Barney Financial Services Fund
                       Smith Barney Health Sciences Fund
                         Smith Barney Technology Fund
                                 (the "funds")
                        Supplement dated July 16, 2003
                   to the Prospectus dated February 28, 2003

   The following information supplements the disclosures in the combined Prospectus and Statement of Additional Information of the funds. Defined terms have the same meanings as set forth in the Prospectus.

   The Board of Directors of the Company on behalf of the funds have approved the transfer and assignment of the sub-advisory agreements from Citi Fund Management, Inc. ("CFM") to Citigroup Asset Management Limited ("CAM") effective August 1, 2003. The current CFM managers will continue to manage the fund's portfolio through CAM. CAM and CFM are both affiliates of the fund's current manager Smith Barney Fund Management, LLC ("SBFM"). CAM and SBFM are subsidiaries of Citigroup Inc. CAM is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom.



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